UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report – May 31, 2005

(Date of earliest event reported)

PREMIER ENTERTAINMENT BILOXI LLC

and

PREMIER FINANCE BILOXI CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-114339	20-0495680 / 20-0495563
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification Number)

111 Lameuse St., Suite 104, Biloxi,		MS 39530
(Address of principal executive offices)		(Zip Code)

Area Code (228) 374-7625
(Registrant’s telephone number)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 24.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 1.01                                            Entry into a Material Definitive Agreement

Effective May 26, 2005 Premier Entertainment Biloxi LLC issued Membership Interest Appreciation Rights in order to attract and maintain the services of certain senior level Team Members who are or who will be providing services to the Company.

The date of the grant extends back to December 20, 2004 for Team Members hired prior to such date and the date of the grant for others will be their hire date.

Item 9.01                                            Financial Statements and Exhibits.

(c)                                  Exhibits. The following exhibit is being filed herewith:

2.1                                 Membership Interest Appreciation Rights Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 31, 2005	Premier Entertainment Biloxi LLC

	By:	/s/ Gregory J. Bosarge
`	Gregory J. Bosarge
Vice President and Chief Financial Officer